                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Anthony W. Hooper, Chairman, President and Chief Executive Officer of the Company, hereby certify, as of the date hereof, that:

         (1) the Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003

                                          /s/ ANTHONY W. HOOPER
                                          --------------------------------------
                                          Anthony W. Hooper, Chairman,
                                          President and Chief Executive Officer